EXHIBIT 10.3


      SECOND AMENDMENT TO SEPTEMBER 1, 2000 LICENSE AGREEMENT



	THIS AMENDMENT TO LICENSE AGREEMENT is entered into as of the 1st day of October 2003, by and between TriStrata Technology, Inc and Neoteric Cosmetics, Inc. (hereinafter the "Effective Date" of this Amendment).

	WHEREAS, TriStrata Technology, Inc. (hereinafter "LICENSOR") and Neoteric Cosmetics, Inc., (hereinafter "LICENSEE") are parties to a license agreement with an Effective Date of September 1, 2000 (hereinafter "License Agreement"); and

	WHEREAS, LICENSOR and LICENSEE desire to amend certain provision of the License Agreement on the terms set forth below;

	NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which the parties both acknowledge, the parties, intending to be legally bound, hereby mutually agree to amend the License Agreement as follows:

	1.	Section 4.01 of the License Agreement, as amended, is
hereby further amended to provide as follows:

		4.01		[DELETION].

	2.	Section 7.02 of the License Agreement, as amended, is
hereby amended to provide as follows:

		7.02	LICENSEE may terminate this Agreement by written
notice to LICENSOR on or after October 1, 2006, provided however said termination shall not be effective until one (1) year after the date of said written notice. The termination pursuant to this
Section 7.02 is subject to Section 7.06 of the License Agreement.

3.	All other terms and provisions of the License Agreement not
expressly amended herein remain in full force and effect.

4.	This Amendment constitutes the entire agreement between
LICENSOR and LICENSEE with respect to the subject matter hereof and supersedes and takes the place of all prior agreements and understandings, written or oral, formal or informal, applicable to the relationship of the parties and the subject matter hereof. This Amendment can be modified only by a writing signed by an authorized officer of the party against which such modification is asserted.

	In witness hereof, the parties have duly executed this Amendment to take effect as of the Effective Date.


LICENSOR                            LICENSEE
TRISTRATA TECHNOLOGY, INC.          NEOTERIC COSMETICS, INC.


By:     /s/Kenneth                  By:     /s/ Mark E. Goldstein
        Kenneth                             Mark E. Goldstein
Title:  President                   Title:  President & C.E.O.
Dated:  December 8, 2003	      Dated:  November 18, 2003

Attest: /s/ Megan Hoy	            Attest: /s/ Jeffry B. Johnson	\
                                            Jeffry B. Johnson
                                            Treasurer & C.F.O.